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                                                                    EXHIBIT 10.3


                                 FIRST AMENDMENT


                  FIRST AMENDMENT (this "Amendment"), dated as of November 16, 1999, among IASIS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below from time to time (each a "Lender" and , collectively, the "Lenders"), J.P. MORGAN SECURITIES INC. and THE BANK OF NOVA SCOTIA, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and, collectively, the "Co-Lead Arrangers") and Co-Book Runners, PARIBAS, as Documentation Agent (in such capacity, the "Documentation Agent"), THE BANK OF NOVA SCOTIA, as Syndication Agent (in such capacity, the "Syndication Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Lenders, the Co-Lead Arrangers, the Documentation Agent, the Syndication Agent and the Administrative Agent are party to a Credit Agreement, dated as of October 15, 1999 (the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Lenders wish to provide the amendment provided for herein;

                  NOW, THEREFORE, it is agreed:

                  1. The following new definition of "Supermajority Lenders" is hereby inserted into Section 11 of the Credit Agreement in its appropriate alphabetical position:

                           "Supermajority Lenders" of any Tranche of Term Loans shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans under such Tranche represent an amount equal to or greater than 66-2/3% of the sum of all outstanding Term Loans of Non-Defaulting Lenders under such Tranche.

                  2. Section 13.12(a) of the Credit Agreement is hereby amended by (x) deleting the parenthetical set forth in clause (i) thereof and inserting in lieu thereof:

                           "(except that any amendment or modification that is not agreed to by each Lender directly affected thereby to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by the Borrower and the Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement)"


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                  and (y) deleting the reference to "Majority Lenders" in each place such reference appears in clause (z) thereof and inserting a reference to "Supermajority Lenders" in lieu thereof.

                  3. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

                  4. This Amendment shall become effective on the date (the "Amendment Effective Date") when each Lender and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.



                                       IASIS HEALTHCARE CORPORATION



                                       By: /s/  Frank Coyle
                                           ------------------------------------
                                           Name:  Frank Coyle
                                           Title: Secretary



                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK, Individually
                                         and as Administrative Agent



                                      By: /s/  Colleen B. Galle
                                           ------------------------------------
                                           Name:  Colleen B. Galle
                                           Title: Vice President



                                       THE BANK OF NOVA SCOTIA, Individually, as
                                         Syndication Agent and as Co-Lead
                                         Arranger



                                       By: /s/  W. E. Garrett
                                           ------------------------------------
                                           Name:  William E. Garrett
                                           Title: Senior Relationship Manager



                                       PARIBAS, Individually and as
                                         Documentation Agent



                                       By: /s/  Glenn E. Mealey
                                           ------------------------------------
                                           Name:  Glenn E. Mealey
                                           Title: Managing Director



                                      By: /s/  Larry Robinson
                                           ------------------------------------
                                           Name:  Larry Robinson
                                           Title: Vice President

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                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       By: /s/  Henry J. Reukauf
                                           ------------------------------------
                                           Name:  Henry J. Reukauf
                                           Title: Vice President



                                       FIRST DOMINION FUNDING I



                                       By: /s/  Andrew H. Marshak
                                           ------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory



                                       FIRST DOMINION FUNDING II



                                       By: /s/  Andrew H. Marshak
                                           ------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory



                                       FRANKLIN FLOATING RATE TRUST



                                       By: /s/  Chauncey Lufkin
                                           ------------------------------------
                                           Name:  Chauncey Lufkin
                                           Title: Vice President

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                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By: /s/  John P. Crosby
                                           ------------------------------------
                                           Name:  John P. Crosby
                                           Title: Duly Authorized Signatory



                                       MAGNETITE ASSET INVESTORS, LLC



                                       By: /s/  M. J. Williams
                                           ------------------------------------
                                           Name:  M. J. Williams
                                           Title: Director

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